UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

WESTERN REFINING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 29, 2011, Western Refining, Inc. (the “Company”) issued a press release announcing that Company management will present at the 2011 Leveraged Finance Conference hosted by Bank of America Merrill Lynch in Orlando, Florida. The presentation is currently scheduled for Wednesday, November 30, 2011, at 2:40 pm ET and will be webcast live. A link to the live webcast and presentation will be available on the Investor Relations section of Western Refining’s website at www.wnr.com beginning November 30, 2011. The webcast will be archived and remain available on www.wnr.com until December 16, 2011 and the presentation will remain available through February 28, 2012.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: November 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 29, 2011.